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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

July 15, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the period ended June 30, 2002. The net asset value per common share at that date was $15.40. During the quarter the Fund declared and paid three $0.105 per share monthly dividends.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Quality Income Realty Fund's total return, based on income and change in net asset value, was 4.8%, which compared to the NAREIT Equity REIT Index's* total return of 5.0%. Since its inception on February 28, 2002, the Fund's total return was 8.1%. The Fund's performance since its inception reflects the high cash position from the Fund's initial public offering and the proceeds from the Fund's subsequent issuance of $280 million in Auction Market Preferred Shares on April 4, 2002. Because REIT prices in general increased during the quarter, the large initial cash balance held by the Fund was a relative drag on performance. However, as the enclosed portfolio reflects, the Fund was essentially fully invested at quarter end.

    In what has been characterized by the press as a 'grim' quarter for the financial markets (the S&P 500 Index declined 13.4%), REITs extended their winning streak, now to nearly two-and-a-half years, outperforming most asset classes during this period by an extraordinary margin. Despite the continued mild deterioration in real estate fundamentals, REIT share valuations expanded moderately in the quarter. In our opinion, this is the result of the market's anticipation of a recovery that will begin to take place, property type-by-property type, as an economic expansion begins to unfold. Based on performance in both the second quarter and the first half of the year, it appears that the market expects the Regional Mall (+25.0% in the first half of 2002), Hotel (+22.7%), and Industrial (+20.8%) sectors to be the first to recover.

    The Apartment (+5.2%) and Office (+8.2%) sectors, although still producing positive returns, were exceptions to the powerful performance of REITs this year. Perhaps the most consistently strong sector of the economy has been single-family home construction. Low interest rates and the strong propensity of Americans to own their homes have created softness in many apartment markets. Exacerbating this has been developers' and owners' access to low-cost financing, which has helped create excess supply: multifamily construction has risen by about 10% from last year's levels, despite soft demand. Consequently, vacancy rates have risen and price competition is causing downward pressure on rental rates. While we are looking for these trends to abate, we have not yet seen any convincing sign that they are.

    We remain cautiously optimistic with respect to the Office sector, despite the absence of signs that a meaningful recovery in occupancies and rents is in sight. In fact, continuing layoffs and expectations of relatively slow job growth have caused some analysts to expect no recovery in many office markets until late 2003 or even 2004. In contrast to the apartment market, however, current and prospective supply of new office space has declined dramatically: construction has declined 21% from last year's levels. Also, in contrast to the Apartment sector, most office owners are selling at above-average discounts to their net asset values and below-average

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

multiples of cash flow. This, in our opinion, suggests that the market is already discounting continued weakness in many office markets. Further, the lead time required to bring office space out of the ground is much longer than for any other property type. As a result, we believe that improving occupancies and rents may be evident sooner than many currently envision. We expect that, well before any upturn, and as conditions begin to stabilize, the shares of office owners will respond very positively.

    In addition to the positive market performance of REITs so far this year, the other big story has been their much-improved access to equity and debt capital. The successful initial public offering of Heritage Property Investment Trust was the first REIT IPO since 1999. In addition, the $3.9 billion of common equity capital raised in the first half of the year places the industry in line to raise the most equity capital in several years, albeit well below the $14.6 billion raised in 1998 and the record $26.3 billion raised in 1997. REITs have also continued to take advantage of the favorable interest rate environment, raising $5.4 billion in unsecured debt in the first half of the year, up approximately 10% year over year. While much of this debt and equity capital has been used to finance property acquisitions, a great deal of it has been used to refinance existing or maturing high-cost debt. In either case, this capital was put to good use, enhancing most companies' current and long-term earnings potential.

    The Fund benefited by its participation in a portion of this equity issuance in two ways. First, simultaneous with its IPO, the Fund invested over $210 million in the common stock of nine REITs. In effect, these securities were purchased at a slight discount to their market price, thereby increasing the initial Net Asset Value of the Fund from $14.30 per share to $14.57 per share. In addition, the Fund made purchases of newly issued stock directly from several other REITs (both common and preferred securities) subsequent to the IPO date, enabling the Fund to accelerate its initial investment program. As a result, the Fund was able to announce its first three dividends of $0.105/share on April 2, 2002; these dividends were subsequently paid on April 30, 2002, May 31, 2002 and June 28, 2002.

INVESTMENT OUTLOOK

    Many have noted that in the first half of 2002 a record $2.8 billion flowed into real estate mutual funds, whose total assets of $15.4 billion at mid-year is also a record. Flows into mutual funds are considered by many to be a barometer of investor psychology and an influence over the movement of share prices. Many analysts and commentators have argued that the rise of REIT prices has had less to do with sound, or improving, fundamentals, than with the sheer power of money chasing this small group of stocks. On the contrary, we believe that the rise of REIT prices reflects an underlying trend that is much more powerful than the flow of capital into mutual funds.

    We believe that the strength of REITs is based on the market's increased confidence in their stability of cash flows, the veracity of their financial disclosure, and the sustainability and growth potential of dividends. These features, sadly, are in stark contrast to the issues that are of greatest concern to investors today with respect to much of corporate America. Nowhere is this better reflected than in the debt market for REITs. As shown in the chart below, for the first time ever, REIT unsecured debt is now trading at a yield that is lower than comparably rated industrial companies. This has nothing to do with the flow of capital into mutual funds. Rather, this is the

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

result of the rash of downgrades in corporate America and the bankruptcy or near-bankruptcy of companies that very recently had investment-grade credit ratings. In contrast, the market appears to have greater confidence in asset-based lending. This is not confined to the public market. Because the default rate on commercial mortgages continues to hover at a record-low level (less than 1%), financial institutions have continued to extend credit to real estate owners throughout the economic downturn.

                                YIELD SPREAD
                  BBB-RATED REITS LESS BBB-RATED INDUSTRIALS

Jul-97   Jan-98   Jul-98   Jan-99   Jul-99   Jan-00   Jul-00   Jan-01   Jul-01   Jan-02   Jun-02
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  15       23       34      143       82       66       83       76       24       33      -18

Source: Merrill Lynch

    To be sure, there are several things that must happen for REITs to continue to perform well. Foremost is that the economy must indeed continue on the path toward recovery, without which real estate conditions and the outlook for earnings will worsen. It is our sense that the market has already begun to factor a stronger economy with healthy job growth into REIT valuations. In addition, discipline must be maintained with respect to development so that any new demand for space is not immediately satisfied with new supply. Related to this, of course, is that the low interest rate environment and strength of real estate credit must not encourage speculative development unwarranted by fundamentals.

    Despite the strong performance of REIT shares, we continue to view their valuations as well within fair and rational bounds. On average, REITs trade at around 10x cash flow, compared to a peak of 14x and a long-term average of 12x. Also on average, REITs are currently trading close to the net asset values of their underlying properties, a level that is consistent with the historical average. The direction of net asset value is an important factor for share prices, and the prospect of improving asset values as the real estate recovery proceeds gives us further confidence in current valuations. Importantly, based on the high current dividend yield of REITs, their

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                                       3




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

exceptional dividend growth potential, and the prospect of total returns from other assets, which is barely more than REIT current yields alone, we believe that REITs should continue to deliver acceptable long-term total returns.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

         Cohen & Steers is online at WWW.COHENANDSTEERS.COM
    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at WWW.COHENANDSTEERS.COM

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                     NUMBER         VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                   -----------   ------------   ------------
EQUITIES                                100.19%
  COMMON STOCK                           76.40%
    APARTMENT/RESIDENTIAL                 9.37%
         Apartment Investment & Management
            Co. -- Class A......................       256,400   $ 12,614,880       6.67%
         AvalonBay Communities..................       129,800      6,061,660       6.00
         Gables Residential Trust...............       431,000     13,761,830       7.55
         Home Properties of New York............       383,000     14,531,020       6.33
         Post Properties........................       481,800     14,531,088      10.34
         Summit Properties......................       259,800      6,066,330       8.14
         United Dominion Realty Trust...........       896,700     14,123,025       7.05
                                                                 ------------
                                                                   81,689,833
                                                                 ------------
    DIVERSIFIED                           2.04%
         Colonial Properties Trust..............       457,100     17,804,045       6.78
                                                                 ------------
    HEALTH CARE                          10.93%
         Health Care Property Investors.........       516,500     22,157,850       7.55
         Health Care REIT.......................     1,079,325     32,325,784       7.81
         Nationwide Health Properties...........     1,410,300     26,443,125       9.81
         Ventas.................................     1,124,400     14,336,100       7.45
                                                                 ------------
                                                                   95,262,859
                                                                 ------------
    INDUSTRIAL                            2.36%
         First Industrial Realty Trust..........       501,300     16,467,705       8.28
         ProLogis...............................       158,100      4,110,600       5.46
                                                                 ------------
                                                                   20,578,305
                                                                 ------------
    OFFICE                               25.45%
         Arden Realty...........................       530,300     15,087,035       7.10
         Boston Properties......................       313,800     12,536,310       6.11
         Brandywine Realty Trust................       779,400     20,186,460       6.80
         CarrAmerica Realty Corp. ..............       140,000      4,319,000       6.48
         Crescent Real Estate Equities Co. .....       911,300     17,041,310       8.02
         Equity Office Properties Trust.........     1,141,100     34,347,110       6.64
         Highwoods Properties...................       944,300     24,551,800       9.00
         Mack-Cali Realty Corp. ................       774,200     27,213,130       7.06
         Prentiss Properties Trust..............       809,300     25,695,275       7.06
         Vornado Realty Trust...................       884,543     40,865,886       5.71
                                                                 ------------
                                                                  221,843,316
                                                                 ------------

                See accompanying notes to financial statements.
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                                       5




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                     NUMBER         VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                   -----------   ------------   ------------
    OFFICE/INDUSTRIAL                     5.35%
         Kilroy Realty Corp.....................       119,800   $  3,204,650       7.40%
         Liberty Property Trust.................       758,200     26,537,000       6.74
         Reckson Associates Realty
            Corp. -- Class B....................       663,800     16,926,900      10.18
                                                                 ------------
                                                                   46,668,550
                                                                 ------------
    SHOPPING CENTER                      20.90%
       COMMUNITY CENTER                  10.59%
         Developers Diversified Realty Corp.....     1,747,378     39,316,005       6.76
         Federal Realty Investment Trust........       441,200     12,225,652       6.93
         Kimco Realty Corp. ....................       100,000      3,349,000       6.21
         Kramont Realty Trust...................     1,293,300     20,679,867       8.13
         Urstadt Biddle Properties -- Class A...       544,000      6,201,600       7.19
         Weingarten Realty......................       297,147     10,519,004       6.27
                                                                 ------------
                                                                   92,291,128
                                                                 ------------
       REGIONAL MALL                     10.31%
         CBL & Associates Properties............        14,100        571,050       5.48
         Glimcher Realty Trust..................       217,400      4,021,900      10.40
         Macerich Co. ..........................     1,280,757     39,703,467       7.10
         Mills Corp. ...........................     1,198,900     37,165,900       7.06
         Taubman Centers........................       553,700      8,443,925       6.69
                                                                 ------------
                                                                   89,906,242
                                                                 ------------
         TOTAL SHOPPING CENTER..................                  182,197,370
                                                                 ------------
              TOTAL COMMON STOCK
                (Identified cost -- $631,003,371)                 666,044,278
                                                                 ------------
  PREFERRED STOCK                        23.79%
    APARTMENT/RESIDENTIAL                 4.06%
       Apartment Investment & Management Co.,
         8.75%, Series D........................         8,600        213,280       8.79
       Apartment Investment & Management Co.,
         10.10%, Series R.......................       950,000     25,080,000       9.47
       BRE Properties, 8.08%, Series B..........       169,000      4,233,450       8.06
       Home Properties of New York, 9.00%,
         Series F...............................       200,000      5,380,000       8.36
       Mid-America Apartment Communities,
         8.875%, Series B.......................        21,800        545,654       8.87
                                                                 ------------
                                                                   35,452,384
                                                                 ------------

                See accompanying notes to financial statements.
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                                       6




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                     NUMBER         VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                   -----------   ------------   ------------
    HEALTH CARE                           0.08%
         Health Care Property Investments,
            8.70%, Series B.....................        10,000   $    253,700       8.59%
         Health Care Property Investments,
            8.60%, Series C.....................        18,800        470,940       8.58
                                                                 ------------
                                                                      724,640
                                                                 ------------
    HOTEL                                 6.22%
         FelCor Lodging Trust, 9.00%,
            Series B............................     1,004,800     24,999,424       9.04
         Innkeepers USA Trust, 8.625%,
            Series A............................        80,300      1,975,380       8.78
         LaSalle Hotel Properties, 10.25%,
            Series A............................     1,000,000     27,250,000       9.39
                                                                 ------------
                                                                   54,224,804
                                                                 ------------
    INDUSTRIAL                            0.02%
         Centerpoint Properties Trust, 8.48%,
            Series A............................         8,300        210,405       8.35
                                                                 ------------
    OFFICE                                5.90%
         CarrAmerica Realty Corp., 8.57%,
            Series B............................        21,000        531,300       8.46
         CarrAmerica Realty Corp., 8.55%,
            Series C............................        50,100      1,268,031       8.46
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible).......     1,888,900     36,795,772       8.68
         #Highwoods Properties, 8.625%,
            Series A............................        13,195     12,807,397       8.88
                                                                 ------------
                                                                   51,402,500
                                                                 ------------
    OFFICE/INDUSTRIAL                     0.16%
         Liberty Property Trust, 8.80%,
             Series A...........................         5,800        147,030       8.68
         PS Business Parks, 9.25%, Series A.....        10,800        276,210       9.08
         PS Business Parks, 8.75%, Series F.....        11,100        279,942       8.68
         #ProLogis, 8.54%, Series C.............         4,000        196,500       8.69
         ProLogis, 8.75%, Series E..............        18,000        465,840       8.46
                                                                 ------------
                                                                    1,365,522
                                                                 ------------
    SHOPPING CENTER                       7.35%
       COMMUNITY CENTER                   4.28%
         Commercial Net Lease Realty, 9.00%,
            Series A............................        25,000        629,500       8.94
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................     1,039,400     25,933,030       8.62
         Federal Realty Investment Trust, 8.50%,
            Series B............................       310,300      7,974,710       8.29
         New Plan Excel Realty Trust, 8.625%,
            Series B............................       110,100      2,752,500       8.64
                                                                 ------------
                                                                   37,289,740
                                                                 ------------
       OUTLET CENTER                      0.08%
         #Chelsea Property Group, 8.375%,
             Series A..........................        14,000        655,375       8.95
                                                                 ------------

                See accompanying notes to financial statements.
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                                       7

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                     NUMBER         VALUE         DIVIDEND
                                                    OF SHARES      (NOTE 1)        YIELD*
                                                   -----------   ------------   ------------
       REGIONAL MALL                      2.99%
         CBL & Associates Properties, 8.75%,
            Series B............................       430,000   $ 21,594,600       8.72%
         Rouse Capital, 9.25%, Series Z.........        30,000        756,000       9.17
         Simon Property Group, 8.75%, Series F..        30,000        786,300       8.36
         Taubman Centers, 8.30%, Series A.......       127,600      2,973,080       8.93
                                                                 ------------
                                                                   26,109,980
                                                                 ------------
         TOTAL SHOPPING CENTER..................                   64,055,095
                                                                 ------------
              TOTAL PREFERRED STOCK
                (Identified cost -- $200,391,629)                 207,435,350
                                                                 ------------
              TOTAL EQUITIES (Identified
                cost -- $831,395,000)...........                  873,479,628
                                                                 ------------
                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
COMMERCIAL PAPER                            1.32%
       American Express Credit Corp., 1.89%, due
         7/1/02 (Identified cost -- $11,513,000)   $11,513,000     11,513,000
                                                   -----------   ------------
TOTAL INVESTMENTS (Identified
  cost -- $842,908,000) ...............  101.51%                  884,992,628
LIABILITIES IN EXCESS OF OTHER ASSETS AND
  LIQUIDATION VALUE OF TAXABLE AUCTION
  MARKET PREFERRED SHARES ............  (33.63)%                 (293,188,446)
                                        --------                 ------------
NET ASSETS -- COMMON STOCK (Equivalent to $15.40
  per share based on 38,432,243 shares of
  capital stock outstanding) ...........  67.88%                  591,804,182
                                        --------                 ------------
NET ASSETS -- TAXABLE AUCTION MARKET PREFERRED
  SHARES SERIES T, SERIES W, SERIES TH, AND
  SERIES F (Equivalent to $25,000 per share
  based on 2,800 shares outstanding for each
  class) ...............................  32.12%                  280,000,000
                                        --------                 ------------
TOTAL NET ASSETS ......................  100.00%                 $871,804,182
                                        --------                 ------------
                                        --------                 ------------

-------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

 # Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

## 75,105 shares segregated as collateral for the interest rate swaps.

                See accompanying notes to financial statements.
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                                       8

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
      cost -- $842,908,000) (Note 1)........................  $884,992,628
    Cash....................................................           662
    Dividends receivable....................................     5,197,094
    Other assets............................................        40,543
                                                              ------------
        Total Assets........................................   890,230,927
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     9,967,267
    Unrealized depreciation on interest rate swap
      transactions (Note 6).................................     6,705,207
    Payable for dividends declared on common shares.........       599,297
    Interest payable on interest rate swap transactions.....       415,288
    Payable to investment manager...........................       375,245
    Payable for dividends declared on preferred shares......       214,368
    Other liabilities.......................................       150,073
                                                              ------------
        Total Liabilities...................................    18,426,745
                                                              ------------
TOTAL NET ASSETS, including liquidation value of Preferred
  Shares....................................................  $871,804,182
                                                              ------------
                                                              ------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........  $ 70,000,000
    Taxable auction market preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........    70,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........    70,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........    70,000,000
                                                              ------------
                                                              $280,000,000
                                                              ------------
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 38,432,243 shares issued
      and outstanding) (Notes 1 and 5)......................  $555,389,974
    Undistributed net investment income.....................       815,270
    Accumulated net realized gain on investments............       219,517
    Net unrealized appreciation on investments and interest
      rate swap transactions................................    35,379,421
                                                              ------------
                                                              $591,804,182
                                                              ------------
                                                              ------------
NET ASSET VALUE PER COMMON SHARE:
  ($591,804,182 [div] 38,432,243 shares outstanding)........  $      15.40
                                                              ------------
                                                              ------------
MARKET PRICE PER COMMON SHARE...............................  $      15.18
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................         (1.43)%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       9

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                FOR THE PERIOD ENDED JUNE 30, 2002* (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $16,978,034
    Interest income.........................................      789,909
                                                              -----------
         Total Income.......................................   17,767,943
                                                              -----------
Expenses:
    Investment Management Fees (Note 2).....................    2,183,916
    Interest expense on interest rate swap transaction
       (Note 6).............................................    1,547,834
    Administration fees (Note 2)............................      106,064
    Professional fees.......................................       48,826
    Custodian fees and expenses.............................       47,888
    Reports to shareholders.................................       26,744
    Directors' fees and expenses (Note 2)...................       15,505
    Transfer agent fees.....................................        9,175
    Miscellaneous...........................................      200,489
                                                              -----------
         Total Expenses.....................................    4,186,441
    Reduction of Expenses (Note 2)..........................     (822,180)
                                                              -----------
         Net Expenses.......................................    3,364,261
                                                              -----------
Net Investment Income.......................................   14,403,682
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................      219,517
    Net unrealized appreciation on investments..............   42,084,628
    Net unrealized depreciation on interest rate swap
       transactions.........................................   (6,705,207)
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................   35,598,938
                                                              -----------
Net Increase in Net Assets Resulting from Operations........   50,002,620
                                                              -----------
Less Dividends and Distributions to Preferred Stock
  Shareholders from:
    Net investment income...................................   (1,486,800)
                                                              -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $48,515,820
                                                              -----------
                                                              -----------

-------------------
* The Fund commenced operations on February 28, 2002.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                                 FOR THE PERIOD
                                                               FEBRUARY 28, 2002*
                                                              THROUGH JUNE 30, 2002
                                                                   (UNAUDITED)
                                                                   -----------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income..............................      $ 14,403,682
         Net realized gain on investments...................           219,517
         Net unrealized appreciation on investments and
            interest rate swap transactions.................        35,379,421
                                                                  ------------
              Net increase in net assets resulting from
                operations..................................        50,002,620
                                                                  ------------
    Less Dividends and Distributions to Preferred Stock
       Shareholders from:
         Net investment income..............................        (1,486,800)
                                                                  ------------
         Net increase in net assets from operations
            applicable to common shares.....................        48,515,820
                                                                  ------------
    Less Dividends and Distributions to Common Stock
       Shareholders from:
         Net investment income..............................       (12,101,612)
                                                                  ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
            transactions....................................       557,997,269
         Increase in net assets from common shares issued to
            shareholders for reinvestment of dividends......           646,745
         Decrease in net assets from underwriting
            commissions and offering
            expenses from issuance of Preferred Shares......        (3,356,016)
                                                                  ------------
              Net increase in net assets from capital stock
                transactions................................       555,287,998
                                                                  ------------
              Total increase in net assets applicable to
                common shares...............................       591,702,206
    Net Assets Applicable to Common Shares:
         Beginning of period................................           101,976
                                                                  ------------
         End of period......................................      $591,804,182
                                                                  ------------
                                                                  ------------

-------------------
* Commencement of Operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                 FOR THE PERIOD
                                                               FEBRUARY 28, 2002*
                                                                    THROUGH
                                                                 JUNE 30, 2002
PER SHARE OPERATING PERFORMANCE:                                  (UNAUDITED)
--------------------------------                              --------------------
Net asset value per common share, beginning of period.......       $    14.57
                                                                   ----------
Income from investment operations:
    Net investment income...................................             0.38
    Net realized and unrealized gain/(loss) on
      investments...........................................             0.94
                                                                   ----------
        Total income from investment operations.............             1.32
                                                                   ----------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................            (0.04)
                                                                   ----------
        Total from investment operations applicable to
          common shares.....................................             1.28
                                                                   ----------
                                                                   ----------
Less: Offering and organization costs charged to paid-in
  capital -- Common Shares..................................            (0.03)
    Offering and organization costs charged to paid-in
      capital -- Preferred Shares...........................            (0.09)
    Dilutive effect of common share offering................            (0.01)
                                                                   ----------
        Total offering and organization costs...............            (0.13)
                                                                   ----------
Less: dividends and distributions to common shareholders
  from:
    Net investment income...................................            (0.32)
                                                                   ----------
Net increase in net asset value per common share............             0.83
                                                                   ----------
Net asset value, per common share, end of period............       $    15.40
                                                                   ----------
                                                                   ----------
Market value, per common share, end of period...............       $    15.18
                                                                   ----------
                                                                   ----------
---------------------------------------------------------------------------------
Net asset value total return(1).............................             8.13%(2)
                                                                   ----------
                                                                   ----------
Market value return(1)......................................             3.25%(2)
                                                                   ----------
                                                                   ----------
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets applicable to common shares, end of period (in
  millions).................................................       $    591.8
                                                                   ----------
                                                                   ----------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)..................             2.20%(3)
                                                                   ----------
                                                                   ----------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)..................             1.77%(3)
                                                                   ----------
                                                                   ----------
Ratio of net investment income to average daily net assets
  applicable to common shares
  (before expense reduction)................................             7.14%(3)
                                                                   ----------
                                                                   ----------
Ratio of net investment income to average daily net assets
  applicable to common shares
  (net of expense reduction)................................             7.57%(3)
                                                                   ----------
                                                                   ----------
Ratio of expenses to average daily net assets (before
  expense reduction)........................................             1.63%(3)
                                                                   ----------
                                                                   ----------
Ratio of expenses to average daily net assets (net of
  expense reduction)........................................             1.31%(3)
                                                                   ----------
                                                                   ----------
Portfolio turnover rate.....................................             0.95%(2)
                                                                   ----------
                                                                   ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's).................       $  280,000
                                                                   ----------
                                                                   ----------
Total shares outstanding (in 000's).........................               11
                                                                   ----------
                                                                   ----------
Asset coverage per share....................................       $77,839.66
                                                                   ----------
                                                                   ----------
Liquidation preference per share............................       $25,000.00
                                                                   ----------
                                                                   ----------
Average market value per share..............................       $25,000.00(4)
                                                                   ----------
                                                                   ----------

-------------------

 *  Commencement of operations.
(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(2) Not annualized.
(3) Annualized.
(4) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Quality Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund had no operations until February 15, 2002 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Investment Manager'). In addition, on February 27, 2002, the Investment Manager wired $1,701 to the Fund to pay the difference in net asset value ('NAV') of $14.325 on February 14, 2002 with the actual NAV of $14.568 at the closing on February 28, 2002. Investment operations commenced on February 28, 2002.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of Taxable Auction Market Preferred Shares. In an interest rate swap, the Fund agrees to pay the other party to the interest rate swap (which is known as the 'Counterparty') a fixed rate payment in exchange for the Counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Taxable Auction Market Preferred Shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the exdividend date. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ form generally accepted accounting principals.

    Series T, Series TH, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series T, Series TH, and Series F preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series W preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the investment manager to the Fund, pursuant to an Investment Management Agreement (the 'Management Agreement'). The Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund's investments in accordance with the stated polices of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund. For the services under the Management Agreement, the Fund pays the Investment Manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period February 28, 2002 (commencement of operations) through June 30, 2002, the Fund incurred investment management fees of $2,183,916.

    The Investment Manager has contractually agreed to waive its investment management fee in the amount of 0.32% of average daily managed asset value for the first 5 fiscal year of the Fund's operations, 0.26% of average daily managed asset value in year 6, 0.20% of average daily managed asset value in year 7, 0.14% of average daily managed asset value in year 8, 0.08% of average daily managed asset value in year 9 and 0.02% of average daily managed asset value in year 10. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. For the period February 28, 2002 (commencement of operations) through June 30, 2002, the Investment Manager waived management fees of $822,180.

    Administration Fees: Pursuant to an administration agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund and receives a fee of 0.02% of the Fund's average daily managed asset value. For the period February 28, 2002 (commencement of operations) through June 30, 2002, the Fund incurred $51,386 in administration fees.

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Manager. None of the directors and officers so affiliated received compensation from the Fund for their services as directors and/or officers. Fees and related expenses accrued for non-affiliated directors totaled $15,505 for the period February 28, 2002 (commencement of operations) through June 30, 2002.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period February 28, 2002 (commencement of operations) through June 30, 2002 totaled $837,070,645 and $5,895,163, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2002 the cost of investments, net unrealized appreciation/(depreciation) and undistributed long-term capital gains/capital loss carryforwards for federal income tax purposes were as follows:

Aggregate cost....................................  $831,395,000
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 47,404,462
Gross unrealized depreciation.....................  $ (5,319,834)
                                                    ------------
Net unrealized appreciation on investments........  $ 42,084,628
Net unrealized depreciation on interest rate swap
  transactions....................................  $ (6,705,207)
                                                    ------------
Net unrealized appreciation.......................  $ 35,379,421
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.

NOTE 5. CAPITAL STOCK

    On February 28, 2002, the Fund completed the initial public offering of 34,000,000 shares of common stock. Proceeds paid to the Fund amounted to $494,292,000 after deduction of underwriting commissions and offering expenses of $15,708,000.

    On March 8, 2002, the Fund's underwriters exercised an option to purchase an additional 2,000,000 shares of common stock. Proceeds paid to the Fund amounted to $29,076,000 after deduction of underwriting commissions and offering expenses of $924,000.

    On March 21, 2002, the Fund's underwriters excercised an option to purchase an additional 1,700,000 shares of common stock. Proceeds paid to the Fund amounted to $24,714,600 after deduction of underwriting commissions and offering expenses of $785,400.

    On April 8, 2002, the Fund's underwriters excercised an option to purchase an additional 681,983 shares of common stock. Proceeds paid to the Fund amounted to $9,914,669 after deduction of underwriting commissions and offering expenses of $315,076.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    During the period February 28, 2002 (commencement of operations) through June 30, 2002, the Fund issued 43,260 shares of common stock for the reinvestment of dividends.

    On April 4, 2002, the Fund issued 2,800 Taxable Auction Market Preferred Shares Auction Rate Cumulative Preferred Shares, Series T (par value $0.001), 2,800 Taxable Auction Market Preferred Shares Auction Rate Cumulative Preferred Shares, Series W (par value $0.001), 2,800 Taxable Auction Market Preferred Shares Auction Rate Cumulative Preferred Shares, Series TH (par value $0.001), and 2,800 Taxable Auction Market Preferred Shares Auction Rate Cumulative Preferred Shares, Series F (par value $0.001) (together referred to as 'Preferred Shares'). Proceeds paid to the Fund amounted to $276,643,984 after deduction of underwriting commissions and offering expenses of $3,356,016. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred Shares are senior to the Fund's Common Shares and will rank on a parity with shares of any other series of Preferred Shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may without consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The Fund's Common shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding Preferred Shares shall be required to (1) approve any plan of reorganization that would adversely affect the Auction Rate Cumulative Preferred Shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The Fund has entered into three interest rate swap agreements with Merrill Lynch Derivative Products, AG. Under the agreements the Fund receives a floating rate and pays a respective fixed rate. Details of the swaps at June 30, 2002 are as follows:

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                                                    UNREALIZED
 NOTIONAL                    FLOATING RATE*       TERMINATION     APPRECIATION/
  AMOUNT     FIXED RATE   (RATE RESET MONTHLY)        DATE        (DEPRECIATION)
  ------     ----------   --------------------        ----        --------------
$46,000,000    4.560%            1.844%           April 5, 2005    $(1,079,426)
$46,000,000    5.210%            1.844%           April 5, 2007     (1,568,060)
$46,000,000    5.580%            1.844%           April 5, 2009     (1,950,107)
                                                                   -----------
                                                                   $(4,597,593)
                                                                   -----------
                                                                   -----------

---------

* Based on London Interbank Offered Rate (LIBOR).

    The Fund has entered into three interest rate swap agreements with UBS AG. Under the agreements, the Fund receives a floating rate and pays a respective fixed rate. Details of the swaps at June 30, 2002 are as follows:

                                                                    UNREALIZED
 NOTIONAL                    FLOATING RATE*       TERMINATION     APPRECIATION/
  AMOUNT     FIXED RATE   (RATE RESET MONTHLY)        DATE        (DEPRECIATION)
  ------     ----------   --------------------        ----        --------------
$24,000,000    4.450%            1.840%          April 15, 2005    $  (487,783)
$24,000,000    5.120%            1.840%          April 15, 2007       (720,446)
$24,000,000    5.495%            1.840%          April 15, 2009       (899,385)
                                                                   -----------
                                                                   $(2,107,614)
                                                                   -----------
                                                                   -----------

---------

* Based on London Interbank Offered Rate (LIBOR).

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

             FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
               SPECIAL EQUITY FUND                                INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT -- COMMON SHARES
 George Grossman                       Equiserve Trust Company
 Director                              150 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       TRANSFER AGENT -- PREFERRED SHARES
 Willard H. Smith Jr.                  The Bank of New York
 Director                              100 Church Street
                                       New York, NY 10007
 Greg E. Brooks
 Vice President                        LEGAL COUNSEL
                                       Simpson Thacher & Bartlett
 Adam Derechin                         425 Lexington Avenue
 Vice President and Assistant          New York, NY 10017
 Treasurer
                                       New York Stock Exchange Symbol: RQI
 Lawrence B. Stoller
 Assistant Secretary                   Website: www.cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       21

                                 COHEN & STEERS
                            --------------------------
                            QUALITY INCOME REALTY FUND

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                          STATEMENT OF DIFFERENCES
                          ------------------------

The division sign shall be expressed as .............................. [div]